UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report (Date of earliest
                                event reported):

                                 August 25, 2004

                                TriCo Bancshares
             (Exact name of registrant as specified in its charter)

       California                   0-10661                   94-2792841
------------------------        ---------------          --------------------
    (State or other          (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                       Identification No.)
     incorporation)

                 63 Constitution Drive, Chico, California 95973
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:(530) 898-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Item 8.01:  Other Events
------------------------

     The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.11 (eleven cents) per share at its meeting held on August 24, 2004. The dividend is payable on September 30, 2004 to holders of record at the close of business on September 10, 2004 as indicated in the Company's press release dated August 25, 2004, a copy of which is attached as Exhibit 99.1.

Item 9.01:  Financial Statements and Exhibits
---------------------------------------------

(c) Exhibits

    99.1   Press release dated August 25, 2004



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TRICO BANCSHARES

Date:  August 26, 2003        By:  /s/ Thomas J. Reddish
                                   --------------------------------------
                                   Thomas J. Reddish, Vice President and
                                   Chief Financial Officer (Principal
                                   Financial and Accounting Officer)


INDEX TO EXHIBITS

Exhibit No.                Description
-----------                --------------------------------------------
    99.1                   Press release dated August 25, 2004

Exhibit 99.1


               TRICO BANCSHARES ANNOUNCES QUARTERLY CASH DIVIDEND



PRESS RELEASE                          Contact:   Thomas J. Reddish
FOR IMMEDIATE RELEASE                             Executive Vice President & CFO
                                                  (530) 898-0300


CHICO, Calif. - (August 25, 2004) - The Board of Directors of TriCo Bancshares (NASDAQ: TCBK), parent company of Tri Counties Bank, declared a quarterly cash dividend of $0.11 (eleven cents) per share at its meeting held on August 24, 2004. The dividend is payable on September 30, 2004 to holders of record at the close of business on September 10, 2004.

TriCo Bancshares and Tri Counties Bank are headquartered in Chico, California. Tri Counties Bank has a 29-year history in the banking industry. As of June 30, 2004, Tri Counties Bank has over $1.54 billion in assets, and operates 33 traditional branch locations and 13 in-store branch locations in 21 California counties. Tri Counties Bank offers financial services and provides a diversified line of products and services to consumers and businesses, which include demand, savings and time deposits, consumer finance, online banking, mortgage lending, and commercial banking throughout its market area. It operates a network of 57 ATMs and a 24-hour, seven days a week telephone customer service center. Brokerage services are provided at the Bank's offices by the Bank's association with Raymond James Financial, Inc. For further information please visit the Tri Counties Bank web-site at http://www.tricountiesbank.com.